GOING CONCERN	12 Months Ended
Dec. 31, 2016
GOING CONCERN [Abstract]
GOING CONCERN
4.	GOING CONCERN

The Company is operating in a challenging market which significantly weakened its liquidity, and the Company incurred a net loss of $32.2 million for the twelve months ended December 31, 2016, had an accumulated deficit of $43.0 million, and had a cash balance of $3.0 million as per December 31, 2016. The Company had an undrawn capacity on the Credit Facility of $13.0 million per December 31, 2016, but was unable to draw further on the Credit Facility due the terms of the waiver described in Note 6. These conditions raised substantial doubt about the Company’s ability to continue as a going concern.

On March 28, 2017 the Company completed a public offering of 41,300,000 shares raising approximately $48.8 million. The transaction has provided sufficient liquidity for the Company to meet its obligations for at least 12 months, considering future expected cash flows in the currently weak market. These financial statements are presented on a going concern basis.